Dreyfus
New Jersey Municipal
Bond Fund, Inc.




SEMIANNUAL REPORT
June 30, 1999



(reg.tm)

The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.


    * Not FDIC-Insured
    * Not Bank-Guaranteed
    * May Lose Value



Year 2000 Issues (Unaudited)

The fund could be adversely affected if the computer systems used by The Dreyfus Corporation and the fund's other service providers do not properly process and calculate date-related information from and after January 1, 2000. The Dreyfus Corporation is working to avoid Year 2000-related problems in its systems and to obtain assurances from other service providers that they are taking similar steps. In addition, issuers of securities in which the fund invests may be adversely affected by Year 2000-related problems. This could have an impact on the value of the fund's investments and its share price.

                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            14   Statement of Assets and Liabilities

                            15   Statement of Operations

                            16   Statement of Changes in Net Assets

                            17   Financial Highlights

                            18   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund
                                   Dreyfus New Jersey Municipal Bond Fund, Inc.

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus New Jersey Municipal Bond Fund, Inc. covering the six-month period from January 1, 1999 through June 30, 1999. Inside, you'll find valuable information about how the fund was managed during the period, including a discussion with the fund's portfolio manager, W. Michael Petty.

The past six months have generally been rewarding for municipal bond investors. The U.S. economy has entered its eighth year of expansion in an environment characterized by low inflation and high levels of consumer spending. These conditions have helped support the credit quality of many states and municipalities.

Tax-exempt fixed-income securities provided especially attractive results relative to taxable U.S. Treasury securities. While prices of U.S. Treasury securities declined significantly, a lack of new issuance relative to robust investor demand supported most municipal bond prices, which declined more modestly. As a result, the differences in valuations between taxable and tax-exempt bonds narrowed to more historically normal levels.

We appreciate your confidence over the past six months, and we look forward to your continued participation in Dreyfus New Jersey Municipal Bond Fund, Inc

Sincerely,


Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation
July 15, 1999

DISCUSSION OF FUND PERFORMANCE

W. Michael Petty, Portfolio Manager

How did Dreyfus New Jersey Municipal Bond Fund, Inc.  perform during the period

The fund produced a -1.49% total return(1) over the six-month period ended June 30, 1999, compared to a total return of -1.53% for the average of the Lipper New Jersey Municipal Debt Funds category.(2)

We attribute the fund's relative performance to our security selection strategy, which focused primarily on high-quality municipal bonds issued by New Jersey, its municipalities and authorities.

What is the fund's investment approach?

Our goal is to seek as high a level of current income exempt from federal and New Jersey personal income taxes, as is consistent with the preservation of capital.

Because New Jersey issues relatively few municipal bonds, we begin by evaluating supply-and-demand factors within the state. We also look at such criteria as the bond's yield, price, age, the creditworthiness of its issuer, insurance, and any provisions for early redemption. Under most circumstances, we look for investment-grade bonds with relatively high yields, which cannot be redeemed by their issuers anytime soon and that are selling at a discount to their face values.

While we do not attempt to predict changes in interest rates, we may tactically manage the portfolio's average duration -- a measure of sensitivity to changes in interest rates -- in anticipation of temporary supply-and-demand changes. If we expect the supply of newly issued bonds to increase, for example, we may reduce the portfolio's average duration to make cash available for the purchase of higher-yielding securities. Conversely, if we expect demand for municipal bonds to surge at a time when we anticipate little issuance, we may increase the

The Fund
portfolio' s average duration to maintain current yields for as long as practical. At other times, we try to maintain a "neutral" average duration consistent with other New Jersey municipal bond funds.

What other factors influenced the fund's performance?

Because of strong economic conditions throughout the country, New Jersey and its municipalities have had little need to borrow. Yet, demand from investors seeking to minimize their income tax liabilities remained high. This imbalance between supply and demand helped keep municipal bond prices relatively stable while comparable U.S. Treasury bond prices fell sharply.

In addition, the fund was negatively affected by rising interest rates over the past six months. Economies in Japan and Southeast Asia appear to have begun to recover, and the growth of the U.S. economy has been stronger than most analysts expected. This economic news raised concerns among some fixed-income investors that inflation pressures might re-emerge. In fact, the Federal Reserve Board increased short-term interest rates on June 30 in an attempt to forestall a reacceleration of inflation. Because the market anticipated this change in monetary policy before it was announced, higher short-term rates had little effect on longer-term tax-exempt yields.

What is the fund's current strategy?

We continue to search for attractive values in New Jersey's municipal bond market. We have found such values, in our opinion, in bonds whose structures make them ineligible for favorable tax treatment when they are held by corporations. Because these bonds do not meet complex "de minimis" requirements under current corporate tax law, they are priced as if their income is fully taxable. Yet, they retain their tax-exempt status for individual investors, including mutual fund shareholders.

We have continued to focus on insured and highly-rated bonds. Because the differences in yields between the highest-quality bonds and lower-quality bonds are narrow by historical standards, we see little reason to assume the added credit risk lower-rated bonds entail. As a result, more than 80% of the fund's holdings were rated single-A or better as of June 30.

In addition, the fund' s average duration was approximately eight years as of June 30, which we consider "neutral" relative to other New Jersey tax-exempt bond funds. This position was the same as it had been at the start of the six-month period, even though interest rates had risen considerably during the period.

July 15, 1999

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES FOR NON-NEW JERSEY RESIDENTS, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN INVESTORS. CAPITAL GAINS, IF ANY, ARE FULLY TAXABLE.

(2)  SOURCE: LIPPER ANALYTICAL SERVICES, INC.

                                                             The Fund

STATEMENT OF INVESTMENTS

June 30, 1999 (Unaudited)

                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS--97.6%                                                        Amount ($)               Value ($)
-----------------------------------------------------------------------------------------------------------------------------------
NEW JERSEY--84.9%

Atlantic County Utilities Authority, Solid Waste System

  Revenue:

      7%, 3/1/2008                                                                            4,250,000                4,209,285

      7.125%, 3/1/2016                                                                        6,650,000                6,554,838

City of Camden:

   Zero Coupon, 2/15/2010 (Insured; FSA)                                                      2,500,000                1,454,975

   Zero Coupon, 2/15/2012 (Insured; FSA)                                                      4,585,000                2,371,683

Casino Reinvestment Development Authority, Parking Fee

  Revenue

   5.25%, 10/1/2014 (Insured; FSA)                                                            3,000,000                3,004,710

Cherry Hill Township School District:

   4.75%, 2/15/2018 (Insured; FSA)                                                            1,250,000                1,171,287

   4.75%, 2/15/2019 (Insured; FSA)                                                            1,347,000                1,256,428

Clearview Regional High School District

   5.375%, 8/1/2015 (Insured; FGIC)                                                           3,625,000                3,707,324

Delaware River Port Authority, Highway Toll Revenue

   5.50%, 1/1/2026 (Insured; FGIC)                                                            3,000,000                3,025,320

East Orange:

   Zero Coupon, 8/1/2010 (Insured; FSA)                                                       4,240,000                2,410,355

   Zero Coupon, 8/1/2011 (Insured; FSA)                                                       2,500,000                1,339,525

East Orange Board of Education, COP, Lease Revenue:

   5.50%, 8/1/2012 (Insured; FSA)                                                            11,000,000               11,315,150

   Zero Coupon, 2/1/2015 (Insured; FSA)                                                       1,420,000                  616,081

   Zero Coupon, 8/1/2016 (Insured; FSA)                                                       1,425,000                  568,603

   Zero Coupon, 8/1/2019 (Insured; FSA)                                                       1,000,000                  335,620

   Zero Coupon, 2/1/2021 (Insured; FSA)                                                       2,845,000                  878,052

   Zero Coupon, 2/1/2026 (Insured; FSA)                                                       1,845,000                  429,332

   Zero Coupon, 2/1/2028 (Insured; FSA)                                                       2,845,000                  592,443

Essex County Improvement Authority, Revenue:

  Lease:

    7%, 12/1/2020

         (Prerefunded 12/1/2000) (Insured; AMBAC)                                             4,000,000  (a)           4,257,600

      (County Correctional Facility Project)

         5.70%, 1/1/2027 (Insured; FGIC)                                                      7,030,000                7,219,318

   Water (Utility System - Orange Franchise)

      5.75%, 7/1/2027 (Insured; MBIA)                                                         2,000,000                2,060,160

Evesham Township Board of Education, COP,

  Lease Purchase Agreement

   6.875%, 9/1/2011 (Prerefunded 9/1/2001) (Insured; FGIC)                                    3,050,000  (a)           3,287,229

Gloucester County Industrial Pollution Control Financing

  Authority,

  Industrial Revenue (Mobil Oil Refining Corp. Project)

   5.625%, 12/1/2028 (Guaranteed; Mobil Oil Refining Corp.)                                   1,000,000                1,015,000




                                                                                             Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                  Amount ($)                 Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

NEW JERSEY (CONTINUED)

Gloucester County Utilities Authority, Sewer Revenue

   5.45%, 1/1/2024 (Insured; MBIA)                                                            1,250,000                1,268,825

Gloucester Township Municipal Utilities Authority, Sewer

  Revenue

   5.65%, 3/1/2018 (Insured; AMBAC)                                                           2,530,000                2,660,118

Hillsborough Township School District:

   5.40%, 10/1/2020 (Insured; FSA)                                                            1,720,000                1,736,787

   5.40%, 10/1/2021 (Insured; FSA)                                                            1,270,000                1,281,328

Howell Township 6.80%, 1/1/2014 (Insured; FGIC)                                               5,000,000                5,349,550

Hudson County Improvement Authority:

  Facility Lease Revenue 8.716%, 12/1/2025

      (Prerefunded 12/1/2002) (Insured; FGIC)                                                13,835,000  (a,b,c)      15,898,905

   MFHR (Conduit Financing - Observer Park Project)

      6.90%, 6/1/2022 (Insured; FNMA)                                                         4,190,000                4,448,858

Jersey City:

   Zero Coupon, 5/15/2010 (Insured; FSA)                                                      4,745,000                2,720,830

   6%, 10/1/2008 (Insured; AMBAC)                                                             2,490,000                2,686,785

   6%, 10/1/2009 (Insured; AMBAC)                                                             1,890,000                2,043,940

   5.375%, 10/1/2013                                                                          1,000,000                1,013,010

Keansburg Board of Education, COP

   8%, 11/1/2014 (Prerefunded 11/1/1999)                                                      5,000,000  (a)           5,174,000

Mercer County Improvement Authority, Revenue (County Golf

   Course Project) 5%, 12/1/2008 (Insured; FGIC)                                                755,000                  729,926

Middlesex County Improvement Authority, Revenue:

   (Golf Course Project) 5.20%, 2/1/2018                                                      1,000,000                1,000,030

   Utility System (Perth Amboy Project):

      Zero Coupon 9/1/2020 (Insured; AMBAC)                                                   5,000,000                1,572,400

      Zero Coupon 9/1/2022 (Insured; AMBAC)                                                   5,000,000                1,406,450

Monmouth County Improvement Authority, Revenue

  (Asbury Park Project) 7.375%, 12/1/2009

   (Prerefunded 12/1/1999)                                                                    3,000,000  (a)           3,108,120

New Brunswick Housing Authority,  LR (Rutgers University)

   4.625%, 7/1/2024 (Insured; FGIC)                                                           3,750,000                3,351,450

New Brunswick Parking Authority, Revenue

   7.125%, 9/1/2015 (Prerefunded 9/1/1999) (Insured; FGIC)                                    2,000,000  (a)           2,042,440

State of New Jersey:

   6%, 7/15/2010                                                                              7,400,000                8,064,520

   6.725%, 2/1/2014                                                                          10,000,000  (b)           9,724,400

   COP 5%, 6/15/2014                                                                          1,185,000                1,149,166

                                                                                                     The Fund



STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                             Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                  Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NEW JERSEY (CONTINUED)

New Jersey Economic Development Authority, Revenue:

  (Community Mental Health Loan Program)

   8.50%, 7/1/2017                                                                            7,085,000                7,668,450

   District Heating and Cooling

      (Trigen - Trenton District Energy Co. L.P. Project):

         6.10%, 12/1/2004                                                                     3,190,000                3,339,994

         6.20%, 12/1/2007                                                                     2,725,000                2,812,445

   Economic Development:

      (American Airlines Inc. Project) 7.10%, 11/1/2031                                       2,855,000                3,051,966

      (Tevco Inc. Project)

         8.125%, 10/1/2009 (LOC; Credit Lyonnais)                                             2,500,000                2,587,500

      (United Methodist Homes of New Jersey Obligation)

         5.50%, 7/1/2019                                                                      2,500,000                2,363,850

   First Mortgage (The Evergreens)

      9.25%, 10/1/2022 (Prerefunded 10/1/2002)                                                5,000,000  (a)           5,810,650

   Health, Hospital and Nursing Home:

      First Mortgage (Cadbury Corp. Project):

         5.50%, 7/1/2018 (Insured; ACA)                                                       1,000,000                  988,970

         5.50%, 7/1/2028 (Insured; ACA)                                                       1,000,000                  975,250

      (Hillcrest Health Service):

         Zero Coupon, 1/1/2012 (Insured; AMBAC)                                               1,000,000                  519,320

         Zero Coupon, 1/1/2013 (Insured; AMBAC)                                               1,000,000                  489,570

         Zero Coupon, 1/1/2015 (Insured; AMBAC)                                               3,250,000                1,412,060

         Zero Coupon, 1/1/2017 (Insured; AMBAC)                                               5,000,000                1,941,000

         Zero Coupon, 1/1/2018 (Insured; AMBAC)                                               2,500,000                  914,450

         Zero Coupon, 1/1/2020 (Insured; AMBAC)                                               6,500,000                2,119,975

         Zero Coupon, 1/1/2022 (Insured; AMBAC)                                               6,000,000                1,752,000

   Lease (Bergen County Administration Complex)

      4.75%, 11/15/2026 (Insured; MBIA)                                                       9,925,000                9,093,583

   Local or Guaranteed Housing, First Mortgage

      (Fellowship Village):

         5.50%, 1/1/2018                                                                      2,500,000                2,388,300

         5.50%, 1/1/2025                                                                      3,000,000                2,827,710

   (Morris Hall / Saint Lawrence Inc. Project)

      5.50%, 4/1/2027 (LOC; Corestates Bank)                                                  3,500,000                3,510,535

   Waste Paper Recycling (Marcal Paper Mills Inc. Project):

      6.25%, 2/1/2009                                                                         6,605,000                6,909,755

      8.50%, 2/1/2010                                                                         5,850,000                6,639,223

   Water Facilities:

      (American Water Co. Inc. Project)

         6.50%, 4/1/2022 (Insured; FGIC)                                                     11,500,000               12,207,020

      (Elizabeth Water Co. Project) 6.70%, 8/1/2021                                           3,965,000                4,177,564




                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

NEW JERSEY (CONTINUED)

New Jersey Educational Facilities Authority, Revenue:

   (Georgian Court College Project) 5.20%, 7/1/2015                                             400,000                  380,396

   (New Jersey City University)

      4.75%, 7/1/2020 (Insured; AMBAC)                                                        1,000,000                  930,220

   (Saint Peter's College Project):

      5.375%, 7/1/2018                                                                        1,000,000                  963,140

      5.50%, 7/1/2027                                                                         1,750,000                1,685,933

   (Seton Hall University Project):

      7%, 7/1/2021                                                                            2,320,000                2,452,843

      7%, 7/1/2021 (Prerefunded 71/2001)                                                      1,180,000  (a)           1,267,273

New Jersey Health Care Facilities Financing Authority,

  Health, Hospital and Nursing Home Revenue:

    (Burdette Tomlin Memorial Hospital):

         5.50%, 7/1/2019                                                                      1,500,000                1,490,115

         5.50% 7/1/2029                                                                       5,000,000                4,902,800

      (Catholic Health East) 4.75%, 11/15/2021                                                2,000,000                1,835,860

      (Centrastate Medical Center Obligation Group)

         4.50%, 7/1/2028 (Insured: AMBAC)                                                     5,000,000                4,282,550

      (Kimball Medical Center)

         8%, 7/1/2013 (Prerefunded 7/1/2000)                                                 13,000,000  (a)          13,828,620

      (Palisades Medical Center Obligation Group):

         7.50%, 7/1/2006                                                                        700,000                  750,967

         7.50%, 7/1/2006 (Prerefunded 7/1/2002)                                               1,150,000  (a)           1,235,261

         5.20%, 7/1/2019 (Insured; ACA)                                                       2,250,000                2,167,403

         7.60%, 7/1/2021                                                                        950,000                1,019,036

         7.60%, 7/1/2021 (Prerefunded 7/1/2002)                                               1,400,000  (a)           1,550,346

         5.25%, 7/1/2018 (Insured; ACA)                                                       1,550,000                1,473,709

      (Pascack Valley Hospital Association) 5.125%, 7/1/2028                                  4,050,000                3,616,529

      (Raritan Bay Medical Center) 7.25%, 7/1/2014                                           12,300,000               12,529,026

      (Saint Barnabas Health)

         Zero Coupon, 7/1/2023 (Insured; MBIA)                                                5,000,000                1,317,300

      (Saint Elizabeth Hospital Obligation Group):

         6%, 7/1/2014                                                                         2,500,000                2,528,100

         6%, 7/1/2020                                                                         3,000,000                3,022,410

      (Virtua Health Issue) 4.50%, 7/1/2028 (Insured; FSA)                                    8,150,000                7,001,583

New Jersey Higher Education Assistance Authority,

  Student Loan Revenue:

      5.30%, 6/1/2017 (Insured; AMBAC)                                                        9,250,000                9,261,008

      5.25%, 6/1/2018 (Insured; MBIA)                                                         2,050,000                2,035,343

New Jersey Highway Authority, Revenue (Garden State

   Parkway) 6%, 1/1/2019                                                                      2,000,000                2,193,340

                                                                                                     The Fund



STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                             Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                  Amount ($)                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

NEW JERSEY (CONTINUED)

New Jersey Housing and Mortgage Finance Agency, Revenue:

  Multi-Family Housing:

      5.65%, 5/1/2040 (Insured; AMBAC)                                                       15,000,000               15,162,600

      (Presidential Plaza at Newport Project)

         7%, 5/1/2030 (Insured; FHA)                                                          4,000,000                4,275,480

   Rental Housing (Tiffany Manor) 6.75%, 11/1/2022                                            9,310,000                9,787,882

New Jersey Sports and Exposition Authority,  Recreational

   Revenue 4.50%, 3/1/2024                                                                    5,000,000                4,362,500

New Jersey Transit Corp., Lease Purchase Agreement, COP

   (Raymond Plaza East Inc.) 6.50%, 10/1/2016 (Insured; FSA)                                  3,945,000                4,333,306

New Jersey Transportation Trust Fund Authority

  (Transportation System):

      6.50%, 6/15/2011 (Insured; MBIA)                                                       11,000,000               12,434,290

      7%, 6/15/2012 (Insured; MBIA)                                                           6,000,000                7,080,600

      5%, 6/15/2018 (Insured; FSA)                                                           13,550,000               13,169,787

New Jersey Turnpike Authority, Turnpike Revenue

   6.50%, 1/1/2016 (Insured; MBIA)                                                           14,665,000               16,687,743

North Jersey District Water Supply Commission, Sewer

  Revenue

   (Wanaque South Project) 6%, 7/1/2019 (Insured; MBIA)                                       2,000,000                2,171,360

Ocean County Pollution Control Financing Authority, PCR

   (Ciba Geigy Corp. Project) 6%, 5/1/2020                                                   10,000,000               10,476,800

Pennsauken Township School District

   4.75%, 4/1/2018 (Insured; FGIC)                                                              450,000                  422,051

Perth Amboy Board of Education, COP

   5%, 12/15/2017 (Insured; FSA)                                                              2,050,000                1,958,345

Port Authority of New York and New Jersey:

   (Delta Airlines Inc. Project) 6.95%, 6/1/2008                                              7,200,000                7,687,080

   Port, Airport, and Marina Improvements Revenue:

      5.25%, 7/1/2014                                                                         1,730,000                1,713,184

      (Consolidated Bond 116th Series)

         4.25%, 10/1/2026 (Insured; AMBAC)                                                   19,085,000               15,887,499

   Special Obligation Revenue:

      (U.S. Air LaGuardia Project) 9.125%, 12/1/2015                                          6,500,000                6,996,340

      (JFK International Air Terminal):

         6.25%, 12/1/2015 (Insured; MBIA)                                                     5,000,000                5,542,500

         5.75%, 12/1/2022 (Insured; MBIA)                                                    17,885,000               18,356,449




                                                                                             Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                  Amount ($)                 Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

NEW JERSEY (CONTINUED)

Rutgers University, College and University Revenue

   5.20%, 5/1/2022                                                                            4,400,000                4,333,208

South Jersey Transportation Authority, Revenue:

  Port, Airport and Marina Lease

      (Raytheon Aircraft Service Inc. Project) 6.15%, 1/1/2022                                  510,000                  524,285

   Transportation System 5%, 11/1/2029 (Insured; AMBAC)                                       3,250,000                3,124,745

University of Medicine and Dentistry

   7.20%, 12/1/2019 (Prerefunded 12/1/1999)                                                   5,710,000  (a)           5,913,733

Western Monmouth Utilities Authority, Sewer Revenue

   5.60%, 2/1/2014 (Insured; AMBAC)                                                           2,190,000                2,261,263

West New York Municipal Utilities Authority, Sewer Revenue

  7.30%, 12/15/2017 (Prerefunded 12/15/2000)

   (Insured; FGIC)                                                                            6,250,000  (a)           6,682,313

U.S. RELATED --12.7%

Guam Power Authority 5%, 10/1/2024                                                            5,100,000                4,857,291

Commonwealth of Puerto Rico:

   6.50%, 7/1/2014 (Insured; MBIA)                                                            7,260,000                8,329,108

   5.65%, 7/1/2015 (Insured; MBIA)                                                            2,000,000                2,107,000

   5.40%, 7/1/2025                                                                            6,300,000                6,217,659

   5.375%, 7/1/2025                                                                           2,580,000                2,537,404

   Public Improvement 6.80%, 7/1/2021

      (Prerefunded 7/1/2002)                                                                  5,400,000  (a)           5,875,686

Puerto Rico Electric Power Authority, Power Revenue

   5.50%, 7/1/2025 (Insured; AMBAC)                                                           5,000,000                5,036,800

Puerto Rico Highway and Transportation Authority, Highway

  Revenue:

      5.309%, 7/1/2007                                                                       11,100,000  (b)          11,807,625

      6.870%, 7/1/2009                                                                        2,950,000  (b)           3,097,500

      6.625%, Series S, 7/1/2018 (Prerefunded 7/1/2002)                                      13,000,000  (a)          14,081,600

      5%, 7/1/2036                                                                            8,000,000                7,471,760

Puerto Rico Ports Authority, Special Facilities Revenue

  (American Airlines Inc. Project)

   6.25%, 6/1/2026 (Guaranteed; AMR Corp.)                                                    3,000,000                3,167,610

TOTAL LONG-TERM MUNICIPAL INVESTMENTS

   (cost $551,036,704)                                                                                               569,666,793

                                                                                                     The Fund



STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                              Principal
SHORT-TERM MUNICIPAL INVESTMENTS--.3%                                                         Amount ($)               Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

NEW JERSEY;

New Jersey Economic Development Authority, EDR, VRDN (El Dorado

  Terminal Project) 3.50% (Guaranteed; Dow Chemical Corp.)

   (cost $1,600,000)                                                                          1,600,000  (d)           1,600,000
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS

   (cost $552,636,704)                                                                            97.9%              571,266,793

CASH AND RECEVABLES (NET)                                                                          2.1%               12,100,386

NET ASSETS                                                                                       100.0%              583,367,179




Summary of Abbreviations

ACA            American Capital Access                                 LOC           Letter of Credit
AMBAC          American Municipal Bond Assurance                       LR            Lease Revenue
                  Corporation                                          MBIA          Municipal Bond Investors
COP            Certificate of Participation                                             Assurance Insurance
EDR            Economic Development Revenue                                             Corporation
FGIC           Financial Guaranty Insurance Company                    MFHR          Multi-Family Housing Revenue
FHA            Federal Housing Administration                          PCR           Pollution Control Revenue
FNMA           Federal National Mortgage Association                   VRDN          Variable Rate Demand Notes
FSA            Financial Security Assurance
Summary of Combined Ratings (Unaudited)

Fitch                      or          Moody's          or       Standard & Poor's                           Value (%)
-----------------------------------------------------------------------------------------------------------------------------------

AAA                                    Aaa                       AAA                                              63.3
AA                                     Aa                        AA                                                7.0
A                                      A                         A                                                12.0
BBB                                    Baa                       BBB                                               9.9
B                                      B                         B                                                 1.2
F1                                     Mig1                      SP1                                                .3
Not Rated(e)                           Not Rated(e)              Not Rated(e)                                      6.3

                                                                                                                 100.0

(A)  BONDS WHICH ARE PREREFUNDED ARE COLLATERALIZED BY U.S. GOVERNMENT
SECURITIES WHICH ARE HELD IN ESCROW AND ARE USED TO PAY PRINCIPAL AND INTEREST
ON THE MUNICIPAL ISSUE AND TO RETIRE THE BONDS IN FULL AT THE EARLIEST REFUNDING
DATE.

(B)  INVERSE FLOATER SECURITY--THE INTEREST RATE IS SUBJECT TO CHANGE
PERIODICALLY.

(C)  SECURITY EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT OF
1933. THIS SECURITY MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM REGISTRATION,
NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS. AT JUNE 30, 1999, THIS SECURITY
AMOUNTED TO $15,898,905 OR 2.7% OF NET ASSETS.

(D)  SECURITIES PAYABLE ON DEMAND. VARIABLE RATE INTEREST--SUBJECT TO PERIODIC
CHANGE.

(E)  SECURITIES WHICH, WHILE NOT RATED BY FITCH, MOODY'S AND STANDARD & POOR'S
HAVE BEEN DETERMINED BY THE MANAGER TO BE OF COMPARABLE QUALITY TO THOSE RATED
SECURITIES IN WHICH THE FUND MAY INVEST.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF ASSETS AND LIABILITIES

June 30, 1999 (Unaudited)

                                                          Cost          Value
-------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           552,636,704   571,266,793

Cash                                                                  2,307,679

Interest receivable                                                   9,721,740

Receivable for investment securities sold                             6,986,507

Receivable for shares of Common Stock subscribed                            250

Prepaid expenses                                                         16,517

                                                                    590,299,486
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           390,479

Due to Distributor                                                       14,299

Payable for investment securities purchased                           6,367,809

Payable for shares of Common Stock redeemed                              79,180

Accrued expenses                                                         80,540

                                                                      6,932,307
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      583,367,179
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     562,642,961

Accumulated net realized gain (loss) on investments                   2,094,129

Accumulated net unrealized appreciation (depreciation)
   on investments--Note 4                                            18,630,089
-------------------------------------------------------------------------------

NET ASSETS ($)                                                      583,367,179
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(500 million shares of $.001 par value Common Stock authorized)      45,365,939
-------------------------------------------------------------------------------

NET ASSET VALUE, offering and redemption price per share--Note 3(d) ($)   12.86

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS

Six Months Ended June 30, 1999 (Unaudited)


--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                     17,049,209

EXPENSES:

Management fee--Note 3(a)                                            1,788,005

Shareholder servicing costs--Note 3(b)                                 889,139

Professional fees                                                       30,328

Custodian fees                                                          28,989

Directors' fees and expenses--Note 3(c)                                 18,662

Prospectus and shareholders' reports--Note 3(b)                         10,169

Registration fees                                                        7,826

Loan commitment fees--Note 2                                             1,427

Miscellaneous                                                           15,385

TOTAL EXPENSES                                                       2,789,930

Less--reduction in management fee due to undertaking--Note 3(a)       (106,496)

NET EXPENSES                                                         2,683,434

INVESTMENT INCOME--NET                                              14,365,775
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS-NOTE 4 ($):

Net realized gain (loss) on investments                                535,516

Net unrealized appreciation (depreciation) on investments          (23,948,722)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS             (23,413,206)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS              (9,047,431)

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS


                                         Six Months Ended
                                            June 30, 1999        Year Ended
                                              (Unaudited)    December 31, 1998
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                         14,365,775           29,114,716

Net realized gain (loss) on investments           535,516            4,847,822

Net unrealized appreciation (depreciation)
   on investments                             (23,948,722)             154,655

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   (9,047,431)          34,117,193
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net                       (14,365,775)         (29,114,716)

Net realized gain on investments                      -            (4,012,166)

TOTAL DIVIDENDS                              (14,365,775)         (33,126,882)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold                 47,139,054           92,256,576

Dividends reinvested                          10,467,932           24,418,722

Cost of shares redeemed                      (57,214,466)        (107,496,015)

INCREASE (DECREASE) IN NET ASSETS FROM
   CAPITAL STOCK TRANSACTIONS                    392,520            9,179,283

TOTAL INCREASE (DECREASE) IN NET ASSETS      (23,020,686)          10,169,594
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           606,387,865         596,218,271

END OF PERIOD                                 583,367,179         606,387,865
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                     3,551,944           6,885,374

Shares issued for dividends reinvested            792,073           1,821,205

Shares redeemed                                (4,317,759)         (8,025,203)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      26,258             681,376

SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                           Six Months Ended
                                              June 30, 1999                                 Year Ended December 31,
                                                                  -----------------------------------------------------------------
                                                (Unaudited)        1998          1997          1996           1995          1994
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value,

   beginning of period                               13.37         13.35         13.00          13.53         12.41         14.03

Investment Operations:

Investment income--net                                 .32           .65           .68            .72           .74           .78

Net realized and unrealized
   gain (loss) on investments                         (.51)          .11           .44           (.30)         1.12         (1.61)

Total from Investment Operations                      (.19)          .76          1.12            .42          1.86          (.83)

Distributions:

Dividends from investment

   income--net                                        (.32)         (.65)         (.68)          (.72)         (.74)         (.77)

Dividends from net realized gain
   on investments                                       --          (.09)         (.09)          (.23)         (.00)(a)         --

Dividends in excess of net realized
   gain on investments                                  --            --            --             --            --          (.02)

Total Distributions                                   (.32)         (.74)         (.77)          (.95)         (.74)         (.79)

Net asset value, end of period                       12.86         13.37         13.35          13.00         13.53         12.41
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                     (3.00)(b)      5.82          8.84           3.43         15.29         (6.02)
-----------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average

   net assets                                       .90(b)          .90            .80            .80           .80           .77

Ratio of net investment income

   to average net assets                           4.82(b)         4.86           5.23           5.46          5.67          5.94

Decrease reflected in above
   expense ratios due to
   undertakings by the Manager                      .04(b)          .04            .14            .14           .15           .20

Portfolio Turnover Rate                            13.84(c)       36.39          28.01          31.30         24.37         10.02

Net Assets, end of period
   ($ x 1,000)                                   583,367        606,388        596,218        593,949       653,836       577,525

(A)  AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.
(B)  ANNUALIZED.
(C)  NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus New Jersey Municipal Bond Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified open-end management investment company. The fund's investment objective is to provide investors with as high a level of current income exempt from Federal and New Jersey income taxes as is consistent with the preservation of capital. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. Premier Mutual Fund Services, Inc. (the "Distributor" ) is the distributor of the fund's shares, which are sold to the public without a sales charge.

The fund' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities are valued each business day by an independent pricing service ("Service") approved by the fund's Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue dis counts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Under the terms of the custody agreement, the fund receives net earnings credits based on available cash balances left on deposit.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends from investment income-net on each business day. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $600 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund at rates based on prevailing market rates in effect

The Fund
at the time of borrowings. During the period ended June 30, 1999, the fund did not borrow under the Facility.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .60 of 1% of the value of the fund' s average daily net assets and is payable monthly. The Agreement provides that if in any full fiscal year the aggregate expenses, exclusive of taxes, brokerage, interest on borrowings, commitment fees and extraordinary expenses, exceed 1(1) /(2) % of the value of the fund's average net assets for any full fiscal year, the fund may deduct from payments to be made to the Manager, or the Manager will bear such excess expense. The Manager had undertaken through June 30, 1999 to reduce the management fee paid by the fund, to the extent that the fund' s aggregate annual expenses (exclusive of certain expenses as described above) exceed an annual rate of .90 of 1% of the value of the fund's average daily net assets. The reduction in management fee, pursuant to the undertaking, amounted to $106,496 during the period ended June 30, 1999.

(b) Under the Service Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, the fund (a) reimburses the Distributor for payments to certain Service Agents (a securities dealer, financial institution or other industry professional) for distributing the fund' s shares and servicing shareholder accounts ("Servicing") and (b) pays the Manager, Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, and any affiliate of either of them (collectively, "Dreyfus") for advertising and marketing relating to the fund and for Servicing, at an aggregate annual rate of .25 of 1% of the value of the fund' s average daily net assets. Both the Distributor and Dreyfus may pay Service Agents a fee in respect of the fund's shares owned by shareholders with whom the Service Agent has a Servicing relationship or for whom the Service Agent is the dealer or holder of record. Both the Distributor and Dreyfus determine the amount, if any, to be paid to Service Agents and the basis on which such payments are made. The Plan also separately provides for the fund to bear the costs of preparing, printing and distributing certain of the fund's prospectuses and statements of additional information and costs associated with implementing and operating the Plan, not to exceed the greater of $100,000 or .005 of 1% of the value of the fund' s average daily net assets for any full year. During the period ended June 30, 1999, the fund was charged $748,360 pursuant to the Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended June 30, 1999, the fund was charged $98,708 pursuant to the transfer agency agreement.

(c) Each director who is not an "affiliated person" as defined in the Act receives from the fund an annual fee of $2,500 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation and the Director Emeritus receives 50% of such compensation.

(d) A 1% redemption fee is charged and retained by the fund on shares redeemed within fifteen days following the date of issuance, including redemptions made through the use of the fund's exchange privilege. During the period ended June 30, 1999, redemption fees retained by the fund amounted to $614.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended June 30, 1999, amounted to $81,519,464 and $93,479,432, respectively.

At  June  30,  1999,  accumulated net unrealized appreciation on investments was
$18,630,089,   consisting  of  $25,453,781  gross  unrealized  appreciation  and
$6,823,692 gross unrealized depreciation.

At June 30, 1999, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                             The Fund

                                                           For More Information

                        Dreyfus New Jersey
                        Municipal
                        Bond Fund, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Manager
                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166
Custodian
The Bank of New York
90 Washington Street
New York, NY 10286

Transfer Agent & Dividend Disbursing Agent
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940

Distributor
Premier Mutual Fund Services, Inc.
60 State Street
Boston, MA 02109

To obtain information:

BY TELEPHONE Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request to
info@dreyfus.com

ON THE INTERNET Information can be viewed online or downloaded from: http://www.dreyfus.com




(c) 1999 Dreyfus Service Corporation                                  750AR996